CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                        ---------------------------------

In connection with the Quarterly Report of Sunrise U.S.A Incorporated (the "Company") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission,(the "Report"), I, Omar Barrientos, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


                                           /s/ Omar Barrientos
March 22, 2004                             -------------------------------------
                                           Omar Barrientos
                                           Chief Executive Officer and President